Statutory Prospectus Supplement dated June 10, 2011
The purpose of this mailing is to provide you with changes to the current Statutory Prospectus for Class A, B, C, and Y shares of the Fund listed below:
Invesco Global Advantage Fund
Effective August 31, 2011, the following information replaces the table in its entirety appearing under the heading “FUND SUMMARY — Management of the Fund” in the prospectus:

“Portfolio Managers	Title	Length of Service on the Fund
Matthew Dennis	Portfolio Manager (lead)	2010
Ryan Amerman	Portfolio Manager	2011
Mark Jason	Portfolio Manager	2011”
Effective August 31, 2011, the following information replaces in its entirety the information appearing under the heading “FUND MANAGEMENT — Portfolio Managers” in the prospectus:
     “The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
•	Matthew Dennis, (lead manager), Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2000.

•	Ryan Amerman, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 1996.

•	Mark Jason, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 2001.
     A lead manager generally has final authority over all aspects of a portion of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which a lead manager may perform these functions, and the nature of these functions, may change from time to time.
     More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of the prospectus.
     The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.”